Exhibit 10.24

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

Reference is made to that certain Loan and Security Agreement dated as of March 22, 2007 (the “Loan and Security Agreement”) between the undersigned Primoris Corporation (the “Borrower”) and LaSalle Bank National Association (the “Bank”). All capitalized terms used herein without definition shall have the same meanings herein as those terms have in the Loan and Security Agreement. The Borrower and Bank hereby amend the Loan and Security Agreement as set forth below.

1.	The definition of “Pledge Agreements” in Section 1.1 of the Loan and Security Agreement is hereby deleted in its entirety.

2.	Section 3.2(a) of the Loan and Security Agreement is hereby deleted in its entirety.

3.	Section 3.2(b) of the Loan and Security Agreement is hereby deleted in its entirety.

4.	The current Section 3.2(c) of the Loan and Security Agreement shall be renumbered as Section 3.2(b) of the Loan and Security Agreement.

5.	The current Section 3.2(d) of the Loan and Security Agreement shall be renumbered as Section 3.2(b) of the Loan and Security Agreement.

6.	Section 6.1(c) of the Loan and Security Agreement is hereby deleted in its entirety.

7.	Section 6.2 of the Loan and Security Agreement is hereby deleted and the following is inserted therefore:

6.2 Other Collateral. In addition, to the extent required by the Bank per Section 8.20 and Section 12.5(j) hereof, the Obligations are also secured by the Control Agreements.

8.	Section 8.25 of the Loan and Security Agreement is hereby deleted in its entirety.

Except as specifically amended herein, the Loan and Security Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Loan and Security Agreement or in any other instrument or document executed in connection therewith, any reference in any such items to the Loan and Security Agreement being sufficient to refer to the Loan and Security Agreement as amended hereby.

This Amendment may be executed in counterpart, and by facsimile and by the different parties on different counterpart signature pages, which taken together shall constitute one and the same Agreement. This Amendment shall be governed by internal laws of the State of Illinois.

Dated as of this 5th day of August, 2007

LA SALLE BANK NATIONAL ASSOCIATION

By:	/s/ George Linhart
George Linhart

Its:	Senior Vice President

PRIMORIS CORPORATION

By:	/s/ A. Theeuwes
A. Theeuwes

Its:	Chief Financial Officer